UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

AIRGAIN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37851	95-4523882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive Suite 150
San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 760-579-0200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AIRG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2024, Airgain, Inc. (the “Company”) entered into a Third Amendment to Office Lease (the “Lease Amendment”) with Kilroy Realty, L.P. to amend the Office Lease, dated June 13, 2013, as amended by the First Amendment to Office Lease dated February 13, 2020 and Second Amendment to Office Lease dated March 3, 2020 (collectively, the "Lease"), relating to the Company’s corporate headquarters in San Diego, California. The Lease Amendment extends the term for the Lease from the prior expiration on November 30, 2025 to its new expiration on September 30, 2031. There is no right to further extend the term of the Lease. The Lease Amendment provides that the annual base rent for the leased space shall be $699,051, or $58,254 on a monthly basis for the 12-month period beginning January 1, 2025, which amount shall increase 3% annually beginning on January 1, 2026. The Company is entitled to base rent abatement beginning on January 1, 2025 through October 31, 2025.

As collateral for the full performance by the Company of all of its obligations under the Lease, pursuant to the terms of the Lease Amendment, the Company will maintain a previously delivered letter of credit to Kilroy Realty for which the current amount totals $55,000.

The foregoing description of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K to be filed with respect to the fiscal year ending December 31, 2024.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAIN, INC.

Date: January 7, 2025	/s/ Michael Elbaz
Michael Elbaz Chief Financial Officer and Secretary